EXHIBIT 10.5

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch
Mineral Tenure Act
SECTION 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: Mineral (Mineral or Placer)

MINING DIVISION - Greenwood

SELLER I, Hugh Grenfal 1160-1040 W. Georgia St. Vancouver B.C. V6E 4H1 (604) 605-0885	PURCHASER Raglan Mines Limited 1160-1040 W. Georgia St. Vancouver B.C. V6E 4H1 (604) 605-0885
Client Number:	Client Number:

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE SUN #1 SUN #2 SUN #3 SUN #4	TENURE NUMBER 380266 380268 380269 380270	PERCENTAGE OF TITLE BEING SOLD 100% 100% 100% 100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

December 18, 2000
(Date)

/s/ Illegible (Signature of Seller)	/s/ Illegible Signature of Witness

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.